Exhibit 99 G

Power of Attorney

The undersigned hereby make, constitute and appoint each of David J. Kapnick and Steven D. Brooks, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned’s name, place and stead and on the undersigned’s behalf, to complete, execute and file with the United States Securities and Exchange Commission (the “Commission”), a statement on Schedule 13G or Schedule 13D with respect to the securities of any or all of the following entities:

Cogent Communications Group, Inc., a Delaware corporation; and

Proxim Corp., a Delaware corporation;

and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a Joint Filing Agreement) that the attorneys-in-fact (or either of them) deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: August 8, 2003

Broadview Capital Partners L.P.

By:	Broadview Capital Partners Management LLC
Its:	General Partner

By:	/s/ David J. Kapnick
David J. Kapnick
Chief Financial Officer

Broadview Capital Partners Qualified Purchaser Fund L.P.

By:	Broadview Capital Partners Management LLC
Its:	General Partner

By:	/s/ David J. Kapnick
David J. Kapnick
Chief Financial Officer

Broadview Capital Partners Affiliates Fund LLC

By:	Broadview Capital LLC
Its:	Manager

By:	/s/ David J. Kapnick
David J. Kapnick
Chief Financial Officer

Broadview Capital Partners Management LLC

By:	/s/ David J. Kapnick
David J. Kapnick
Chief Financial Officer

Broadview BCPSBS Fund L.P.

By:	Broadview BCPSBS Fund LLC
Its:	Manager

By:	/s/ Paul F. Deninger
Paul F. Deninger
Manager

BCI Holdings, L.P.

By:	Broadview Holdings LLP
Its:	General Partner

By:	/s/ Paul F. Deninger
Paul F. Deninger
Chief Executive Officer

Broadview Holdings LLP

By:	/s/ Paul F. Deninger
Paul F. Deninger
Chief Executive Officer

/s/ Steven D. Brooks
Steven D. Brooks

/s/ Stephen J. Bachmann
Stephen J. Bachmann

/s/ Paul F. Deninger
Paul F. Deninger